Exhibit 10.18

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THE OMITTED PORTIONS OF THIS DOCUMENT ARE INDICATED BY [***]

1st Amendment to LICENSE AGREEMENT FOR CKI27

This 1st Amendment to License Agreement for CKI27 (“Agreement”) is made and entered into as of the date of last signature below (the “1st Amendment Effective Date”) by and between

Verastem, Inc., a Delaware corporation with its principal place of business at 117 Kendrick St., Suite 500, Needham, MA 02494, the United States of America (“VERASTEM”),

And

CHUGAI PHARMACEUTICAL CO., LTD, a corporation duly established under the laws of Japan, having its principal place of business at 2-1-1, Nihonbashi-Muromachi, Chuo-ku, Tokyo 108-8324, Japan (“CHUGAI”)

(each individually, a “Party” and collectively, the “Parties”).

WITNESSETH:

WHEREAS, the Parties entered into the License Agreement for CKI27 effective as of January 7, 2020 (LICENSE AGREEMENT”); and

WHEREAS, the Parties wish to amend certain terms and conditions of the LICENSE AGREEMENT;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, VERASTEM and CHUGAI enter into this Agreement as follows:

1.	DEFINITIONS

All capitalized terms used in this Amendment shall have the same meanings set forth in the LICENSE AGREEMENT, unless otherwise defined herein.

2.	Manufacturing and Supply

(a) The Parties agree to delete Article 3.6.2 of the LICENSE AGREEMENT in its entirety a replace with new Article 3.6.2 as follows:

“3.6.2 Notwithstanding Article 3.6.1, CHUGAI, directly or through its designee, shall supply VERASTEM with, and VERASTEM shall make a one- time purchase from CHUGAI of, the materials listed on Appendix VI (“Inventory”) within the timelines to be agreed by the Parties. CHUGAI shall deliver the Inventory to VERASTEM at 117 Kendrick St., Suite 500, Needham, MA 02494, the United States of America, unless otherwise specified, from EXW CHUGAI’s facilities in Japan (INCOTERMS 2010). VERASTEM shall pay to CHUGAI [***] for the Inventory within [***] days after CHUGAI delivers the Inventory to VERASTEM.”

3.	Replacement of Appendix VI

The Parties agree to delete Appendix VI of the LICENSE AGREEMENT in its entirety and replace with the new Appendix VI attached hereto.

4.	Others

This Amendment shall become effective as from the 1st Amendment Effective Date. Except as provided in the foregoing Articles, the provisions of the LICENSE AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the 1st Amendment Effective Date.

VERASTEM, INC.:	CHUGAI PHARMACEUTICAL CO., LTD.:

/s/ Dan Paterson	/s/ Mark Noguchi
Name: Dan Paterson	Name: Mark Noguchi
Title: President & Chief Operating	Title: Senior Vice President
Officer	Head of Business Development
Date: April 19, 2020	Date: April 19, 2020

APPENDIX VI

Inventory

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